SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 9, 2009
EPIX Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

000-21863	04-3030815

(Commission File Number)	(IRS Employer Identification No.)

4 Maguire Road, Lexington, Massachusetts	02421

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (781) 761-7600
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     In connection with the Reduction in Force described in Item 2.05 below, on March 9, 2009, EPIX Pharmaceuticals, Inc. (the “Company) entered into a letter agreement (the “Letter Agreement”) with SmithKline Beecham Corporation (d/b/a GlaxoSmithKline) allowing the Company to reduce its research and development obligations, during the period from March 13, 2009 to September 13, 2009, for programs other than the PRX-03140 program, under the Development and License Agreement among SmithKline Beecham Corporation, doing business as GlaxoSmithKline, Glaxo Group Limited and the Company, dated December 11, 2006.
     The foregoing is a summary of the terms of the Letter Agreement and does not purport to be complete and is qualified in its entirety by reference to the full text of the Letter Agreement, which is attached hereto as Exhibit 10.1.
Item 2.02 Results of Operations and Financial Condition.
     On March 12, 2009, the Company announced certain financial results for the fourth quarter and fiscal year ended December 31, 2008. A copy of the press release is being furnished as Exhibit 99.1 to this Report on Form 8-K.
     The information in this Item 2.02 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 2.05 Costs Associated with Exit or Disposal Activities.
     On March 12, 2009, the Company notified employees of the elimination of approximately 44 full-time equivalent positions across all departments, representing approximately 50% of the Company’s workforce, effective immediately, under a plan of termination pursuant to which charges will be incurred under FASB Statement of Financial Accounting Standards No. 146 “Accounting For Costs Associated With Exit or Disposal Activities,” (the “Reduction in Force”). The Reduction in Force, which was approved by the Company’s Board of Directors on March 10, 2009, was initiated in connection with the Company’s efforts to reduce its cost structure.
     The Company estimates that the charges to be recorded in the first quarter of 2009 in connection with the Reduction in Force will be approximately $0.6 million, representing cash payments of one-time employee termination benefits, including severance, and other benefits.
     Information contained in this Item 2.05 that relates to the Company’s estimated charges in connection with the Reduction in Force are “forward-looking statements” within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. These statements involve risks and uncertainties that could cause the Company’s actual results to differ materially from the future results expressed or implied by the forward-looking statements. All information set forth herein is current as of the date of this Report on Form 8-K. The Company undertakes no duty to update any statement in light of new information or future events except as required by applicable law. For further information regarding risks and uncertainties associated with the Company’s business, please refer to the “Risk Factors” section of the Company’s filings with the Securities and Exchange Commission, including, but not limited to, its latest Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q.
Item 7.01 Regulation FD Disclosure.
     On March 12, 2009, the Company issued a press release, a copy of which is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.
     The information in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
     (d)   Exhibits:
10.1	Letter Agreement by and between the registrant and SmithKline Beecham Corporation (d/b/a GlaxoSmithKline), dated as of March 9, 2009.

99.1	Press Release issued by the registrant on March 12, 2009, furnished herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPIX PHARMACEUTICALS, INC.
March 12, 2009	By:	/s/ Kim Cobleigh Drapkin
Kim Cobleigh Drapkin
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Letter Agreement by and between the registrant and SmithKline Beecham Corporation (d/b/a GlaxoSmithKline), dated as of March 9, 2009.

99.1	Press Release issued by the registrant on March 12, 2009, furnished herewith.